FORM 8 K/A-2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                             GRACE DEVELOPMENT, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          COLORADO                       0-25582                 84-110469
          --------                       -------                 ---------
(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)       Identification Number)

                 2685 So. Dayton Way, Unit 42, Denver, CO 80231
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          (Address of principal executive offices, including zip code)

                                  303-337-5700
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              (Registrant's telephone number, including area code)

ITEM 4. Change in Registrant's Certifying Accountant

      On July 10, 1999, the Registrant's Board of Directors appointed Dohan and Company, CPA, P.A. as independent auditors of Registrant for the fiscal year ending December 31, 1999. Dohan and Company also has been retained to audit Registrant's financial records and provide audited financial statements for Registrant's fiscal years ended December 31, 1994, 1995, 1996, 1997 and 1998. During Registrant's fiscal years ended December 31, 1997 and 1998, and its subsequent interim fiscal period, Registrant has not consulted Dohan and Company regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Registrant's financial statements or any other matter.

      On February 27, 1995, Registrant had dismissed Davis & Co., CPA as its principal independent auditors. See the Current Report of Registrant on Form 8-K for February 27, 1995 which reported the dismissal of Registrant's previous independent auditors. From February 27, 1995 until Registrant's retention of Dohan and Company, Registrant has not employed any independent auditor.

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GRACE DEVELOPMENT, INC.


Dated: August 26, 1999               By /s/ Jacob Barrocas
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                                     Jacob Barrocas
                                     President and Treasurer
                                     (Principal Executive and Financial Officer)